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                                                                    EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Pinnacle Holdings Inc. of our report dated January 11, 1999 relating to the financial statements and financial statement schedule, which appears in Pinnacle Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP


Tampa, FL
May 15, 2001